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                                                               Exhibit 10.13

Illinois Student Assistance Commission
1755 Lake Cook Road
Deerfield, Illinois 60015-5209

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                                                 HOLDER AGREEMENT
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
First Bank National Association
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Holder Name

601 Second Avenue South
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Street Address

Minneapolis                                                               833405
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City/State                                                              ZIP Code                       Holder Code
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Whereas, the above-named Holder wishes to possess student loans guaranteed by the Illinois Student Assistance Commission (ISAC), and

Whereas, ISAC desires to allow entities other than those that originate loans to hold them in their portfolios,

Therefore, the Holder and ISAC agree as follows:

(1) ISAC authorizes Holder to possess loans, guaranteed by ISAC, in the following programs:

     [_] Federal Consolidation Loan Program, as authorized by Section 428C of the Higher Education Act of 1965, as amended.

     [X]  Other Federal Family Education Loan Programs:

               Federal Stafford Loans, as authorized by Sections 427 and 428 of the Higher Education Act of 1965, as amended,

               Unsubsidized Federal Stafford Loans for Middle-Income Borrowers, as authorized by Section 428H of the Higher Education Act of 1965, as amended,

               Federal PLUS Loans, as authorized by Section 428B of the Higher Education Act of 1965, as amended, and

               Federal Supplemental Loans for Students (SLS), as formerly authorized by Section 428A of the Higher Education Act of 1965, for loans made prior to July 1, 1994.

(2) The Holder agrees to comply with all provisions of applicable laws and regulations, as presently formulated and as hereinafter amended, including: the Higher Education Act of 1965, as amended (20 U.S.C. 1071 et seq.); the Higher Education Student Assistance Act, as amended [110 ILCS 947/1 et seq.]; the United States Department of Education Regulations (34 CFR 682); and the ISAC Rules (23 III. Adm. Code 2720).

(3) If ISAC determines that the Holder has violated the aforementioned authorities, ISAC may modify or terminate this Agreement in accordance with the procedures outlined in ISAC Rules.

(4) If the Holder no longer wishes to possess the loans identified in Section (1 ) of this Agreement, the Holder shall give ISAC 30 days advance written notice in order to amend or terminate this Agreement. Such amendment or termination shall not affect the guarantee of any loans made prior to such amendment.

(5) This Agreement shall be governed in all respects by the laws of the State of Illinois.

(6) This agreement supersedes all previous Agreements between ISAC and the Holder.

(7)  The parties hereto have executed this Agreement through their duly authorized representatives.
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/s/ Beth Dinndorf                          Beth Dinndorf,       Senior Vice President                 7/7/97
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Authorized Lender Official's Signature         Print Name                       Title                         Date


/s/ John P. Jennetten                        John P. Jennetten      Chief Program Officer                7/16/97
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Authorized ISAC Official Signature             Print Name                       Title                         Date
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                                   Printed by authority of the State of Illinois